ADMA BIOLOGICS, INC

Improving Health for the Immune Compromised with Advanced Therapies Derived from Human Plasma

CORPORATE OVERVIEW

DECEMBER 2014

FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements about ADMA Biologics, Inc. ("we" or the "Company"), including, without limitation, statements that may predict, forecast, indicate, or imply future results, performance or achievements, which may contain the words "estimate," "project," "intend," "forecast," "target," "anticipate," "plan," "planning," "expect," "believe," "will," "will likely," "should," "could," "would," "may" or, in each case, their negative, or words or expressions of similar meaning. Such statements also include, without limitation, those concerning the timing, progress and results of our clinical development efforts, the availability of preliminary or final data, possible characteristics of RI-002, acceptability of RI-002 for any purpose, results relating to secondary endpoints, final data relating to RI-002, likelihood and timing of FDA action with respect to any further filings by the Company, the reporting of data, regulatory processes, potential clinical trial initiations, potential investigational new product applications, biologics license applications, expansion plans, the achievement of clinical and regulatory milestones, commercialization efforts of the Company's product candidate(s), whether we will be able to demonstrate efficacy or gain necessary approvals to market and commercialize any product, whether the FDA will accept our data, permit us to submit a BLA, grant a license, or approve RI-002 for marketing, whether we will meet any of our clinical or regulatory milestones, develop any new products or expand existing ones, receive FDA approval of our new facility, trends and changes in regional and worldwide supply and demand for source plasma, whether we will be able to attract sufficient donors and operate any new facilities effectively or profitably, whether we can sell our plasma in the marketplace at prices that will lead to adequate amounts of revenue, the size, potential size or sustainability of any market for our product, whether we will be able to sustain the listing of our common stock on the NASDAQ Capital Market and whether we will meet any of our timing targets or future expectations.

Several factors may affect the initiation and completion of clinical trials, the potential advantages of the Company's product candidates and the Company's capital needs. Among other things, the projected commencement and completion of the Company's clinical trials may be affected by difficulties or delays. In addition, the Company's results may be affected by its ability to manage its financial resources, difficulties or delays in developing manufacturing processes for its product candidates, preclinical and toxicology testing and regulatory developments. Delays in clinical programs, whether caused by competitive developments, adverse events, patient enrollment rates, regulatory issues or other factors, could adversely affect the Company's financial position and prospects. Prior clinical trial program designs and results are not necessarily predictive of future clinical trial designs or results. If the Company's product candidates do not meet safety or efficacy endpoints in clinical evaluations, they will not receive regulatory approval and the Company will not be able to market them. The Company may not be able to enter into any strategic partnership agreements. Operating expense and cash flow projections involve a high degree of uncertainty, including variances in future spending rates due to changes in corporate priorities, the timing and outcomes of clinical trials, competitive developments and the impact on expenditures and available capital from licensing and strategic collaboration opportunities. If the Company is unable to raise additional capital when required or on acceptable terms, it may have to significantly delay, scale back or discontinue one or more of its drug development or discovery research programs. The Company is at an early stage of development and may not ever have any products that generate significant revenue.

The forward-looking statements contained in this document represent the Company's estimates and assumptions only as of the date of this document and the Company undertakes no duty or obligation to update or revise publicly any forward-looking statements contained in this document as a result of new information, future events or changes in the Company's expectations except as required by applicable law or rules. Forward-looking statements are subject to many risks, uncertainties and other factors that could cause our actual results, and the timing of certain events to differ materially from any future results expressed or implied by the forward-looking statements, including, but not limited to, the risks listed under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2013 and our other public filings with the U.S. Securities and Exchange Commission.

CORPORATE HIGHLIGHTS

- **Focused on Specialty, High-Titer, Human Immune Globulins (IVIG)**
- **Pivotal Phase III Trial for RI-002 Met Primary Endpoint**
  - No reported incidence of Serious Bacterial Infections (SBI)
  - Met FDA requirement ≤ 1 SBI/Patient-Year
- **RI-002 – IVIG Lead Product**
  - Novel IVIG, enriched with standardized, high-levels of anti-RSV antibodies
  - Well-established FDA regulatory path to approval
  - Potential for premium pricing over standard IVIG products - unique antibody profile
- **Sizeable Market Opportunity**
- **Multiple Near-Term, High Value Clinical and Regulatory Milestones**
  - Complete Phase III Data 1Q15 (Secondary Endpoints)
  - BLA filing expected 1H15
  - FDA approval possible mid-16
- **Long-Term Supply and Manufacturing Agreements in Place**
- **Current and Future ADMA BioCenters Provide Source Plasma and Additional Revenue Source**
- **Nasdaq: "ADMA"**

ADMA BIOLOGICS, INC

BLOOD & PLASMA COMPOSITION

- Blood Contains: Plasma, Red Cells, White Cells, Platelets
- Plasma Contains: Protein, Water
- Plasma's Proteins Contain Many Therapeutic Benefits
  - IVIG is made from a key therapeutic protein in plasma
  - IgG = naturally occurring polyclonal antibodies against bacteria, fungus and viruses

COMPOSITION OF BLOOD


45% RED & WHITE BLOOD CELLS
55% PLASMA
7% PROTEIN
3% OTHER
90% WATER
15% IVIG
1% FACTOR VIII
60% ALBUMIN
24% OTHER

ADMA's drug candidates are derived from specialized IgG proteins (IVIG)

ADMA BIOLOGICS, INC

SIZEABLE MARKET – IVIG

IVIG is Widely Used and Reimbursed for a Variety of On-Label and Evidence-Based Disorders
~$3.5 Billion US Immune Globulin (IG) Market



U.S. IVIG market (2009-13)
Billions of dollars
CAGR % (2009-13)
~10.7%
U.S. IVIG market
~$2.4
~$2.8
~$3.0
~$3.2
~$3.5
2009
2010
2011
2012
2013
0
1
2
3
4

- Intravenous immune globulin (IVIG) is a pooled plasma product from healthy blood donors, containing a range of polyclonal antibodies against common pathogens
  - IVIG is used to treat:
    - Primary immune deficiencies
    - Autoimmune diseases
    - Immune-compromised patients
    - Neuropathic diseases
  - In the U.S., IVIG products are marketed by 7 companies (e.g., Baxter, CSL Behring, Grifols, etc.)
  - Growth Drivers:
    - New research and data
    - New markets (emerging countries)
    - Aging population

Uses Of IVIG Products

FDA-APPROVED USES	ADDITIONAL REIMBURSED EVIDENCE-BASED USES		
Primary immunodeficiency (PIDD)	Acquired red cell aplasia	Multiple myeloma	Rasmussen's syndrome
Multifocal motor neuropathy	Bone marrow transplantation	Myasthenia gravis	Renal transplant from live donor
B-cell chronic lymphocytic leukemia	Dermatomyositis	Neonatal hemochromatosis	Solid organ transplantation
Immune thrombocytopenic purpura	Enteroviral meningoencephalitis	Parvovirus B19	Staphylococcal toxic shock
Kawasaki syndrome	Established bacterial sepsis	Pediatric HIV	Systemic lupus erythematosus
Chronic inflammatory demyelinating polyneuropathy	Multiple sclerosis	Post transfusion purpura	Toxic epidermal necrolysis

Source: ADMA information, IDF, AAAAI, FDA, Product prescribing information, United Healthcare, Aetna, L.E.K. Consulting research and analysis
Any market information for IVIG is not necessarily indicative of the market for RI-002

ADMA BIOLOGICS, INC

SIZEABLE MARKET – INCIDENCE OF INFECTIONS AND RSV

- Lower Respiratory Tract Infection is the Most Common Infectious Cause of Death in the World
  - Stated by the World Health Organization
- Most Bacterial Pneumonias are Preceded by a Viral Upper Respiratory Tract Infection (URTI)
  - Viral URTI Impairs the Normal Defenses Against Bacterial Infections
- RSV Infection is the Most Common Viral Cause of Pneumonia in Children and Infants and the Second Most Common Cause of Viral Pneumonia in Adults

RESPIRATORY SYNCYTIAL VIRUS (RSV) OVERVIEW

- RSV Infection is a Serious Problem for Immune-Compromised Patients
- Approximately 5-15% RSV Infection Rate in Immune-Compromised Patient Populations
- RSV-Infected Hematopoietic Stem Cell Transplant (HSCT) Patients have Poor Prognosis:
  - 41% of untreated patients progress to lower respiratory tract (LRT) disease
  - Approximately 25% of patients treated with current standard of care (eg. ribavirin) progress to LRT disease
  - LRT disease has up to 40% mortality rate
- RSV season typically lasts for up to 30 weeks depending upon geographic location

SIZEABLE MARKET – PIDD

- RI-002 is Targeted to Immune-Compromised Patients
- Initial Indication Patient Target: Primary Immune Deficiency Disease (PIDD)
- 250,000 PIDD Patients in the US, 50% are Treated with IVIG (~125,000)

CLASS	EST. INCIDENCE (US POPULATION)	COMMENTS	TARGET POPULATION NUMBERS
Common Variable Immune Deficiency (CVID)	1 in 25,000 to 1 in 50,000 (7,000-14,000 patients)	30% to 50% of these patients have both T-Cell and B-cell deficiencies, some with CLD	2,000 to 5,000 patients
Severe Combined Immune Deficiency Syndrome (SCID)	New diagnoses of ~100 cases reported each year	SCID patients lack T and B -cell function, many receive bone marrow transplant upon diagnosis, many require IVIG treatments post transplant	500-1,000 patients on IVIG post transplant
Wiskott-Aldrich Syndrome (WAS)	4 in every 1 million males has the disorder - sometimes not diagnosed until adulthood	WAS patients lack T-cell function, many receive bone marrow transplant upon diagnosis, many require IVIG treatments post transplant	600 patients on IVIG therapy
DiGeorge Syndrome (DGS)	1 in 4,000 births suffers from DGS (700-800 patients)	70%+ of these patients have both T-Cell and B-cell deficiencies	1,000 patients receive IVIG therapy
Ataxia Telangiectasia (AT)	1 in 40,000 to 1 in 100,000	Patients typically have neuromuscular issues along with T-cell immunodeficiency; patients are more susceptible to infection and to cancer	3,000 to 8,000 patients
X-Linked Hyper IgM Deficiency (XHMD)	2 in every 1,000,000 males	Patients have low levels of three other classes of antibodies: immunoglobulin G (IgG), immunoglobulin A (IgA), and immunoglobulin E (IgE)	350 patients receive IVIG therapy
X-Linked Agammaglobulinanemia (XLA)	1 in 10,000 are diagnosed with XLA (35,000 patients)	The absence of functional BTK protein blocks B cell development, many patients require more frequent IVIG infusions (3 weeks v. 4 weeks)	3,500 patients are more susceptible to viral infections

ADMA BIOLOGICS, INC

Target Patient Population of 8,500 to 15,000 patients

MARKET OVERVIEW – PIDD AND INFECTIONS

- In a Subjective Survey Conducted on our Behalf, Physicians Polled were Found to have the Following Views Regarding PIDD Patients:

Higher RSV concern ↑ / ↓ Lower RSV concern

Patient types	RSV ranking within most concerning infections*	Most concerning infection*
< 5 years old, T-cell / combined immune deficiency	#3	Bacterial pneumonia
> 5 years old, chronic lung problems	#4	Bacterial pneumonia
> 5, with T-cell or combined immune deficiency	#9	Bacterial pneumonia
Other	#11	Bacterial pneumonia

Note: * List of infections in survey includes RSV, herpes virus, enterovirus, CMV, MRSA, viral pneumonia, bacterial pneumonia, meningitis, clostridium difficile, staphylococcal infections, and other (free response)
Source: L.E.K. survey, interviews and analysis

- Physicians view bacterial infections as the most concerning in PIDD patients
- Immunologists and infectious disease specialists both recognize the serious nature of RSV infections and its resulting complications within their patients

SIZEABLE MARKET – ADMA PRODUCTS (CONT'D)

PIDD RISK FACTORS FOR INFECTION:

- Type and Severity of Immune Deficiency
- Age
- Impaired Pulmonary Function
  - Bronchiectasis
  - Asthma
  - History of respiratory infection / Environmental conditions

POTENTIAL FOLLOW-ON INDICATION POPULATIONS:

- Hematopoietic Stem Cell Transplant (HSCT)
  - ~25,000 procedures/year performed in the US
- Solid Organ Transplant (Lung, Heart, Liver And Multi-Organ)
  - ~11,000 solid organ transplants/year (excluding kidney transplants) performed in the US
- Cancer Patients Receiving Chemotherapy
  - 375,000 patients/year receive chemotherapy in the US (winter months)

HOW IS RI-002 DIFFERENT THAN OTHER IVIG PRODUCTS?


STANDARD IVIG
RI-002
STANDARDIZED, HIGH-LEVELS OF RSV ANTIBODIES

- Meets FDA Requirements for IVIG Products
  - Donor pool size > 1,000
  - Minimum titers to certain infectious agents – release testing specifications
  - Polyclonal antibodies meet FDA requirements
- Standardized Elevated Levels of RSV Neutralizing Antibodies
  - Release specification for RSV on Certificate of Analysis (COA)
  - Eliminates lot-to-lot variation

LEAD PRODUCT CANDIDATE (RI-002)

RI-002

Polyclonal IVIG Product Enriched with Standardized, High-Levels of Anti-RSV Antibodies

- **Efficacy Confirmed - Met Phase III Primary Endpoint**
- **Targeted to Immune-Compromised Patients**
  - Initial indication: Primary Immune Deficiency Disease (PIDD)
  - Potential follow-on indications:
    - Hematopoietic stem cell transplant (HSCT)
    - Solid organ transplant
    - Chemotherapy
    - Other immune-compromised patients
- **RI-002 Offers Clinicians an IVIG Product that Provides:**
  - Various Polyclonal Antibodies (eg, S. pneumoniae, CMV, H flu Type B. etc.)
  - Standardized high levels of neutralizing RSV antibodies
  - Immediate availability of neutralizing polyclonal and RSV antibodies



ADMA BIOLOGICS, INC

POSITIVE TOP-LINE DATA FOR RI-002 IN PIDD PHASE III CLINICAL TRIAL

Pivotal Phase III Trial Met Primary Endpoint

- RI-002 Prevented Serious Bacterial Infections like Bacterial Pneumonia, Osteomyelitis and Bacterial Sepsis

Trial was based on:
FDA's "Guidance for Industry: Safety, Efficacy and Pharmacokinetic Studies to Support Marketing of Immune Globulin Intravenous (Human) as a Replacement Therapy for Primary Humoral Immunodeficiency" (CBER, June 2008)

PATIENT POPULATION	PRIMARY IMMUNE DEFICIENCY DISEASE (PIDD)
PRIMARY ENDPOINT	*Rate of Serious Bacterial Infection (SBI) per Patient-Year must be ≤ 1 SBI per Patient-Year
RESULTS	RI-002 demonstrated no SBI in 55 patient/years These results met the FDA requirement of ≤ 1 SBI per Patient-Year
SECONDARY ENDPOINTS	Pending database lock and further evaluation and analysis. Anticipate reporting safety, incidence of all infections (serious & non-serious), lost days of work or school, any hospitalizations, ER visits, antibiotic use etc. PK profile of total IgG and specific antibody level testing for H. flu type B, CMV, measles, tetanus and RSV

*A serious infection is defined by FDA to be: bacteremia / sepsis, bacterial meningitis, osteomyelitis / septic arthritis, bacterial pneumonia and visceral abscess.

ADMA BIOLOGICS, INC

TARGET TIMELINE FOR RI-002 MILESTONES



2014
2015
2016
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Phase III Dosing
Positive Phase III Data
Report Secondary Endpoint Data
BLA Filing
FDA Review Period
Target Approval / PDUFA Date
Anticipated First Commercial Sales (RI-002)
Achieved milestones
Anticipated future milestones

ADMA BIOLOGICS, INC

HISTORICAL DATA OVERVIEW

DECEMBER 2014

DATA FROM ANIMAL & LABORATORY ANALYSIS STUDIES

- Cotton Rat Model – Treatment & Prevention of RSV Infection
  - Normal, Immune Competent
  - Immune Suppressed

COTTON RAT PROTECTION – NORMAL IMMUNE SYSTEM

NASAL AND LUNG RSV VIRAL LOAD WAS REDUCED BY 99.9% IN THE ADMA IVIG TREATED ANIMALS

Cotton Rat Lung RSV Viral Load Titers



Viral Titer (log10 PFU/g)
5.5
5
4.5
4
3.5
3
2.5
2
1.5
5/5
0/5
0/5
0/5
1/5
SALINE
500 mg/kg
750 mg/kg
1000 mg/kg
REF IVIG 750 mg/kg
GROUPS

Cotton Rat Nasal RSV Viral Load Titers



Viral Titer (log10 PFU/g)
5.5
5
4.5
4
3.5
3
2.5
2
1.5
5/5
1/5
0/5
0/5
2/5
SALINE
500 mg/kg
750 mg/kg
1000 mg/kg
REF IVIG 750 mg/kg
GROUPS

ADMA BIOLOGICS, INC

COTTON RAT PROTECTION – IMPAIRED IMMUNE SYSTEM

RI-002 FOR THE TREATMENT OF RSV IN IMMUNE SUPPRESSED COTTON RATS

- Treatment of RSV Disease in the Immune Suppressed Cotton Rat
- Greater than 99.9% reduction in viral load – Post RSV Infection



Viral Titer (log10 PFU/g)
6
5
4
3
2
1
0
5.2
2.5
2.3
SALINE ONLY
LOW DOSE RI-002
HIGH DOSE RI-002
log10 PFU

*High dose = 1,500mg/kg; Low Dose = 750 mg/kg

ADMA BIOLOGICS, INC

COTTON RAT PROTECTION – IMPAIRED IMMUNE SYSTEM

RI-002 REDUCES SYSTEMIC DISSEMINATION OF RSV TO THE PERIPHERAL ORGANS IN THE IMMUNE SUPPRESSED COTTON RAT AS TESTED BY PCR



NS1 mRNA level normalized by b-actin
Lung , d10
Liver , d10
Kidney, d10
A
B
C
D
A- Immunosuppressed
B- Immunosuppressed + RI-002 High Dose
C- Immunosuppressed + RI-002 Low Dose
D- Normal Animals
*p<0.05 comp to group A

ADMA BIOLOGICS, INC

COTTON RAT PROTECTION – IMPAIRED IMMUNE SYSTEM

ADMININSTRATION OF RI-002 RESTORES THE PULMONARY HISTOLOGY OF RSV INFECTED IMMUNE SUPPRESSED COTTON RATS



Histo Score
30
25
20
15
10
5
0
A
Immunosuppressed/ Saline
B
Immunosuppressed/ ADMA
C
Immunosuppressed/ ADMA
D
Normal
GROUP
Perib.
Pervasc.
Interst.
Alveol.
Epith. dam.
A- Immunosuppressed
B- Immunosuppressed + RI-002 High Dose
C- Immunosuppressed + RI-002 Low Dose
D- Normal Animals

ADMA BIOLOGICS, INC

ANIMAL & LABORATORY TESTING EXPERIENCE CONCLUSIONS

THE COTTON RAT MODEL DEMONSTRATES:	• Infusion of ADMA IVIG eliminates 99.9% of viral load in nasal and lung tissue • Highly significant increases in serum RSV neutralizing titers
THE TREATMENT OF IMMUNE SUPPRESSED COTTON RATS DEMONSTRATES:	• Infusion of RI-002 eliminates 99.9% of viral load in nasal and lung tissue • RI-002 reduces systemic dissemination of RSV to peripheral organs • RI-002 restores the pulmonary histology of RSV infected cotton rats

ADMA BIOLOGICS, INC

COMMERCIALIZATION & MARKET RESEARCH OVERVIEW

DECEMBER 2014

US COMMERCIALIZATION STRATEGY

OVERALL PLAN	• Hire small, specialty sales force targeting physicians who identify infections in immune compromised patients • Immunologists, Infectious Disease, Pulmonologists, Hematologists etc.
ADDRESSABLE PROGRAMS	• ~500 leading specialty programs for treating PIDD patients in the US
KEY TARGETS	• Immunologists & Infectious Disease Physicians - Market to hospitals, physician offices/clinics, and other specialty treatment organizations who treat immune compromised patients
FULFILLMENT	• May use a network of national distributors to fulfill orders
EXPERIENCE	• Management & Board has substantial prior direct experience with marketing and selling plasma-derived therapeutics
ADDITIONAL STAFFING	• May include patient support, medical affairs, medical science liaisons, account managers, QA/QC, regulatory affairs, reimbursement, supply-chain and logistic amongst other customary positions

EXPERIENCED MANAGEMENT TEAM AND BOARD OF DIRECTORS

NAME	SELECTED CURRENT OR PAST AFFILIATIONS
ADAM GROSSMAN Founder, President, CEO & Director	MedImmune; GENESIS; Genesis Bio-Pharmaceuticals, Inc.; nhs NATIONAL HOSPITAL SPECIALTIES; American Red Cross
BRIAN LENZ, CPA Chief Financial Officer	KPMG; BioNJ; CorMedix
JAMES MOND, M.D., PH.D. Chief Scientific Officer & Chief Medical Officer	National Institutes of Health; BIOSYNEXUS Incorporated
STEVEN ELMS Chairman	AISLING CAPITAL
DR. JERROLD GROSSMAN Founder & Vice Chairman	GENESIS; Genesis Bio-Pharmaceuticals, Inc.; nhs NATIONAL HOSPITAL SPECIALTIES; immuno; New York Blood Center
LAWRENCE GUIHEEN Director	Baxter; PPTA Plasma Protein Therapeutics Association; KEDRION BIOPHARMA
ERIC RICHMAN Director	PharmAthene; MedImmune; HealthCare Ventures LLC
DOV GOLDSTEIN, M.D. Director	AISLING CAPITAL
BRYANT FONG Director	BIOMARK CAPITAL

ADMA BIOLOGICS, INC

MARKET RESEARCH & COMMERCIALIZATION PLANNING

- L.E.K. Consulting Engaged to Conduct ~36 Interviews Across a Range of Key Stakeholder Groups as well as a Quantitative Survey of 150 Physicians
- Interviewees Include:
  - Immunologists (n=12)
  - Infectious Disease Specialists (n=10)
  - KOL Experts (n=2)
  - Payer/Hospital P&T (n=5)
  - Biotech/Biopharmaceutical Industry (n=3)
  - ADMA Biologics KOL's and Contacts (n=4)
- Survey Respondents:
  - 76 Immunologists
  - 74 Infectious Disease Specialists

Survey Participants were Presented with the Following:

- **Value Proposition Proposed:**
  - The only intravenous immunoglobulin (IVIG) product containing polyclonal antibodies found in standard IVIG products (e.g., Carimune, Gammagard, Gamunex) as well as standardized, high levels of RSV neutralizing antibodies
- **Mechanism of Action:**
  - Product contains naturally occurring polyclonal antibodies (e.g., Streptococcus pneumoniae, H. influenza type B, CMV, measles, tetanus amongst others) as well as standardized high levels of anti-RSV neutralizing antibodies
- **Proposed Indication for Use:**
  - Treatment of primary immune deficiency diseases (PIDD)
- **Proposed Dosing :**
  - 300-800 mg/kg every 21 or 28 days

MARKET RESEARCH SUMMARY

- Physicians Reported to be Enthusiastic About RI-002
- RI-002 is Expected to Provide Broad Immune Protection to Immune Compromised Patients with PIDD
  - Offers further optionality for patients who may benefit from a unique antibody profile IVIG option
  - Regular prophylactic treatment with immune-boosting IVIG is commonly considered the standard of care for immune deficient patients, as a way to improve their overall immunity
    - Pathogen-specific antibody products are often used in a targeted manner on top of IVIG; however, palivizumab is commonly restricted to patients <2 years of age
    - The survey respondents report that RSV infections often result in high mortality rates following progression to the lower respiratory tract, particularly for children <5 years of age and/or patients who have chronic lung conditions

Source: L.E.K. analysis

MARKET RESEARCH SUMMARY

- **Both Immunologists and Infectious Disease Specialists**
  - Responded Positively to RI-002's Overall Immunity Profile
    - Unique antibody profile – physicians noted that it would likely allow them to treat patients differentially based on patients' infection susceptibility profiles
  - Physicians expect the highest adoption of RI-002 within PIDD patients <5 years of age, as well as potential use among other young immune compromised patients
  - Due to the standardization in manufacturing and plasma pooling of RI-002, when surveyed, physicians commonly perceive it to have enhanced prophylactic and therapeutic efficacy in at-risk or infected patients
  - Payers note that given the antibody profile of RI-002 and its likely clinical benefit within PIDD patients, they would expect to cover it similarly to hyperimmune products

Source: L.E.K. analysis

ADMA BIOLOGICS, INC

ADMA BIOCENTERS
PLASMA PROCUREMENT OVERVIEW

DECEMBER 2014

US DEMAND FOR SOURCE PLASMA IS GROWING

- **Hundreds of Diseases are Treated with Products Made from Human Plasma**
  - Over 19 million liters of source plasma collected in the US annually
  - Typical plasma collection center can collect 30,000 to 50,000 liters of source plasma annually
  - Many countries utilize US plasma for their manufacturing programs
  - New fractionation and manufacturing facilities are being established worldwide
- **Plasma Products Sold in the US Must be Manufactured only from Plasma Collected at US Approved Source Plasma Centers**
  - Many countries require use of US plasma as supply source

Number Of US FDA Approved Plasma Collection Centers



600
500
400
300
200
CAGR ~ 4.4%
2005
2006
2007
2008
2009
2010
2011
2012 est

Total US Source Plasma Collections (Millions Of Liters)



30
20
10
0
CAGR ~ 13.8%
2005
2006
2007
2008
2009
2010
2011
2012 est

THE US PLASMA SUPPLY IS AMONG THE SAFEST IN THE WORLD

ADMA BIOLOGICS, INC

ADMA BIOCENTERS FULFILL SEVERAL IMPORTANT STRATEGIC GOALS

ADMA BioCenters

The power is in you!





- **ADMA BioCenters History**
  - Received FDA BLA approval in August 2011
  - June 2012 entered into third party multi-year supply agreement
  - Received GHA (Europe) certification in June 2013
  - Received South Korean MFDS Approval September 2014
- **Ownership of Source Plasma is a Strategic Asset**
  - Plasma collection centers provides self-sourced raw material plasma for R&D, clinical trials and commercial product manufacturing
  - Reduces exposure to market fluctuations in plasma supply and pricing
- **Plasma Collection Centers Generate Meaningful Revenues**
  - A base business which is currently revenue generating
  - Steady revenues with firm multi-year supply contracts
  - Additional centers can be opened as demand increases
  - A single plasma center can generate revenues in excess of $6+ million at full capacity
- **Expansion of 1st BioCenter Completed 3Q14**
- **2nd BioCenter Opened 4Q14**
  - FDA approval anticipated 4Q15-1Q16

ADMA BIOLOGICS, INC

MILESTONES & FINANCIAL HIGHLIGHTS

DECEMBER 2014

MILESTONES & NEWS FLOW

COMPLETED

- Signed manufacturing and plasma supply partnership for RI-002
- Signed licensing partnership for Europe and other foreign territories
- Obtained foreign approval for ADMA BioCenters
- Listed on Nasdaq
- IPO completed October 2013 ("ADMA")
- Expanded ADMA BioCenters network, initiated 2nd center build-out & FDA review process
- Phase III Study Update: Top-Line Positive Primary Endpoint Data Announced

FUTURE TARGETS

- Secondary Endpoint Results from Phase III clinical trial
- Initiation of new specialty plasma collection programs at ADMA BioCenters
- Submit BLA to FDA for RI-002, with positive Phase III data
- FDA approval of 2nd ADMA BioCenter
- Obtain FDA approval for RI-002
- First commercial sales of RI-002

OWNERSHIP AND FINANCIAL INFORMATION AS OF SEPTEMBER 30, 2014

SHAREHOLDERS INCLUDE

AISLING CAPITAL
BIOMARK CAPTIAL
CONSONANCE CAPITAL
FIDELITY BIOTECHNOLOGY FUND
FRANKLIN TEMPLETON BIOTECHNOLOGY FUND
GROSSMAN FAMILY

FINANCIAL SUMMARY	AS OF 9/30/2014 (unaudited)
Cash, cash equivalents and short-term investments	$20,271,154
Total assets	$25,287,215
Total liabilities	$16,042,268
Total stockholders' equity	$9,244,947
Revenue for 2014 (YTD)	$4,426,808
Common shares outstanding	9,291,823
Fully diluted shares outstanding	10,518,887

CORPORATE HIGHLIGHTS

- **Focused on Specialty, High-Titer, Human Immune Globulins (IVIG)**
- **Pivotal Phase III Trial for RI-002 Met Primary Endpoint**
  - No reported incidence of Serious Bacterial Infections (SBI)
  - Met FDA requirement ≤ 1 SBI/Patient-Year
- **RI-002 – IVIG Lead Product**
  - Novel IVIG, enriched with standardized, high-levels of anti-RSV antibodies
  - Well-established FDA regulatory path to approval
  - Potential for premium pricing over standard IVIG products - unique antibody profile
- **Sizeable Market Opportunity**
- **Multiple Near-Term, High Value Clinical and Regulatory Milestones**
  - Complete Phase III Data 1Q15 (Secondary Endpoints)
  - BLA filing expected 1H15
  - FDA approval possible mid-16
- **Long-Term Supply and Manufacturing Agreements in Place**
- **Current and Future ADMA BioCenters Provide Source Plasma and Additional Revenue Source**
- **Nasdaq: "ADMA"**